UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2013

______________

CoroWare, Inc.

(Exact name of registrant as specified in its charter)

______________

Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1410 Market Street, Suite 200

Kirkland, WA 98033

(Address of principal executive offices)

(800) 641-2676

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 16, 2013, Mr. John Kroon resigned as Chairman and as a member of the Board of Directors of CoroWare, Inc. (the “Company”), effective immediately. There was no disagreement between the Company and Mr. Kroon which led to his resignation.

On August 16, 2013, Mr. Martin Nielson resigned as a member of the Board of Directors of CoroWare, Inc. (the “Company”), effective immediately. There was no disagreement between the Company and Mr. Nielson which led to his resignation.

On August 16, 2013, Mr. Lloyd Spencer remains a member of the Board of Directors of the Company and will serve as Chairman of the Board of Directors. Mr. Spencer continues to serve as President and Chief Executive Officer.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.
Date: August 21, 2013	By:	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer